SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events [Text Block]
NOTE 13 - SUBSEQUENT EVENTS

The Company evaluated subsequent events or transactions through May 5, 2014, which is the date these financial statements were available to be issued.

Effective January 1, 2014, the shareholders of the Company implemented a management ownership plan (the "Plan"). Under the Plan, the Founders agreed to contribute common stock to a newly established partnership ("the Partnership") in exchange for Partnership interests. The Partnership may, in its sole discretion, issue profit interests of the Partnership to employees of the Company and its subsidiaries.  No such interests have been issued to date.

In March 2014, the Company committed to a plan to sell two of its vessels. The m/v Bulk Providence is less suitable to the Company and its customers due to its size, and both it and the m/v Bulk Liberty are believed to have market values that are significantly higher than the related outstanding debt. The proceeds of the sales will be used to finance the newbuilding program and/or to acquire more suitable tonnage. A memorandum of agreement has not been signed as of the date noted above, but the Company expects to execute such an agreement for the m/v Bulk Providence in the near future. No negotiations have taken place with respect to the m/v Bulk Liberty.

In February 2014, Bulk Nordic Oshima Ltd. (“Bulk Oshima”) and Bulk Nordic Olympic Ltd. (“Bulk Olympic”) were organized under the laws of Bermuda for the purpose of owning new Ice class 1A Panamax vessels under construction. Bulk Oshima and Bulk Olympic are wholly-owned subsidiaries of NBHC.

On April 30, 2014, the Company changed its name to Pangaea Logistics Solutions Ltd. and entered into a merger agreement with Quartet Merger Corp.